SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 18, 2006


                       GOLDEN RIVER RESOURCES CORPORATION
                 (Exact Name of Company as Specified in Charter)
                     (formerly known as Bay Resources Ltd.)



        Delaware                         0-16097                 98-007697
----------------------------       ---------------------     -------------------
(State or Other Jurisdiction       (Commission File No.)       (IRS Employer
     of Incorporation)                                       Identification No.)


         Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Company's telephone number                61-3-8532-2860
Company's facsimile number                61-3-8532-2805
Company's email address                   goldenriverresources@axisc.com.au
                                          ---------------------------------
Company's website address                 www.goldenriverresources.com
                                          ----------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On September 18, 2006, the Company issued the attached press release announcing the results from the 2006 exploration program at the Slave Craton.




Item 9.01:  Financial Statement and Exhibits

99.1:  Press Release dated September 18, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN RIVER RESOURCES CORPORATION (Company)

                                        By:/s/ Peter Lee
                                           -------------------------------------
                                           Peter Lee
                                           Director, Secretary and
                                           Chief Financial Officer


Dated: September 18, 2006